SUMMARY PROSPECTUS March 1, 2019
PRSMX PRTMX PAIFX	T. ROWE PRICE Summit Municipal Intermediate Fund Investor Class I Class Advisor Class

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, shareholder reports, and other information about the fund online at troweprice.com/prospectus. You can also get this information at no cost by calling 1-800-638-5660, by sending an e-mail request to info@troweprice.com, or by contacting your financial intermediary. This Summary Prospectus incorporates by reference the fund’s prospectus, dated March 1, 2019, as amended or supplemented, and Statement of Additional Information, dated March 1, 2019, as amended or supplemented.

Beginning on January 1, 2021, as permitted by SEC regulations, paper copies of the T. Rowe Price funds’ annual and semiannual shareholder reports will no longer be mailed, unless you specifically request them. Instead, shareholder reports will be made available on the funds’ website (troweprice.com/prospectus), and you will be notified by mail with a website link to access the reports each time a report is posted to the site.

If you already elected to receive reports electronically, you will not be affected by this change and need not take any action. At any time, shareholders who invest directly in T. Rowe Price funds may generally elect to receive reports or other communications electronically by enrolling at troweprice.com/paperless or, if you are a retirement plan sponsor or invest in the funds through a financial intermediary (such as an investment advisor, broker-dealer, insurance company, or bank), by contacting your representative or your financial intermediary.

You may elect to continue receiving paper copies of future shareholder reports free of charge. To do so, if you invest directly with T. Rowe Price, please call T. Rowe Price as follows: IRA, nonretirement account holders, and institutional investors, 1-800-225-5132; small business retirement accounts, 1-800-492-7670. If you are a retirement plan sponsor or invest in the T. Rowe Price funds through a financial intermediary, please contact your representative or financial intermediary, or follow additional instructions if included with this document. Your election to receive paper copies of reports will apply to all funds held in your account with your financial intermediary or, if you invest directly in the T. Rowe Price funds, with T. Rowe Price. Your election can be changed at any time in the future.

SUMMARY	1

Investment Objective

The fund seeks the highest level of income exempt from federal income taxes consistent with moderate price fluctuation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may also incur brokerage commissions and other charges when buying or selling shares of the fund, which are not reflected in the table.

Fees and Expenses of the Fund

	Investor Class		I Class		Advisor Class
Shareholder fees (fees paid directly from your investment)
Maximum account fee	$20	[a]	—		—
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.37%[b]		0.37%[b]		0.37%[b]

Distribution and service (12b-1) fees	—		—		0.25

Other expenses	0.15	[b]	0.05	[c]	0.19 [b]

Total annual fund operating expenses	0.52	[b]	0.42		0.81 [b]

Fee waiver/expense reimbursement	(0.02)[b,d]		—	[c,d]	(0.06)[b,d]

Total annual fund operating expenses after fee waiver/expense reimbursement	0.50	[d]	0.42	[c,d]	0.75 [d]

a Subject to certain exceptions, accounts with a balance of less than $10,000 are charged an annual $20 fee.

b Restated to reflect current fees.

c T. Rowe Price Associates, Inc., has agreed (through February 28, 2021) to pay the operating expenses of the fund’s I Class excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses (“I Class Operating Expenses”), to the extent the I Class Operating Expenses exceed 0.05% of the class’ average daily net assets. The agreement may be terminated at any time beyond February 28, 2021, with approval by the fund’s Board of Directors. Any expenses paid under this agreement are subject to reimbursement to T. Rowe Price Associates, Inc., by the fund whenever the fund’s I Class Operating Expenses are below 0.05%. However, no reimbursement will be made more than three years from the date such amounts were initially waived or reimbursed. The fund may only make repayments to T. Rowe Price Associates, Inc., if such repayment does not cause the I Class Operating Expenses (after the repayment is taken into account) to exceed the lesser of: (1) any limitation in place at the time such amounts were waived; or (2) any current expense limitation related to the class.

d T. Rowe Price Associates, Inc., has contractually agreed to permanently waive its fees and/or bear any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and with respect to any class other than the Investor Class, 12b-1 fees) that would cause the class’ ratio of expenses to average daily net assets to exceed 0.50%. The agreement may only be terminated with approval by the fund’s shareholders. Fees waived and expenses paid under this agreement (or, with respect to the I Class, a separate agreement limiting I Class Operating Expenses to 0.05%) are subject to reimbursement to T. Rowe Price Associates, Inc., by the fund or applicable class whenever the class’ expense ratio is below 0.50% (excluding interest; expenses related to borrowing, taxes, and brokerage; nonrecurring, extraordinary expenses; and with respect to the Advisor Class, 12b-1 fees). However, no reimbursement will be made more than three years from the date such amounts

T. ROWE PRICE	2

were initially waived or reimbursed. The fund may only make repayments to T. Rowe Price Associates, Inc., if such repayment does not cause the class’ expense ratio (after the repayment is taken into account) to exceed the lesser of: (1) any expense limitation in place at the time such amounts were waived; or (2) any current expense limitation related to the class.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. The example also assumes that an expense limitation arrangement currently in place is not renewed; therefore, the figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$51	$163	$287	$649
I Class	43	135	235	530
Advisor Class	77	246	438	990

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 17.8% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies The fund will normally invest at least 90% of its total assets in investment-grade municipal securities (rated in one of the four highest rating categories assigned by established credit rating agencies) by at least one major credit rating agency or, if unrated, deemed to be of comparable quality by T. Rowe Price. The fund may invest up to 10% of the fund’s total assets in below investment-grade bonds, known as “junk” bonds, including those with the lowest credit ratings. There are no maturity limitations on individual securities.

Investment decisions generally reflect the portfolio manager’s outlook for interest rates and the economy, as well as the prices, yields, and credit quality of various securities in which the fund may invest. For example, if interest rates are expected to fall, the fund may purchase longer-term securities (to the extent consistent with the fund’s investment program) in an attempt to seek higher yields and/or capital appreciation. Conversely, if interest rates are expected to rise, the fund may seek securities with shorter maturities.

Normally, at least 80% of the fund’s income will be exempt from federal income taxes. However, up to 20% of the fund’s income could be derived from securities subject to the alternative minimum tax.

From time to time, the fund may invest a significant portion of its assets in sectors with special risks, such as health care, transportation, utilities, or private activity bonds. The fund may sell

SUMMARY	3

holdings for a variety of reasons, such as to adjust the portfolio’s average maturity, duration, or overall credit quality, or to shift assets into and out of higher-yielding or lower-yielding securities or certain sectors.

Principal Risks As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized as follows:

Active management risks The investment adviser’s judgments about the attractiveness, value, or potential appreciation of the fund’s investments may prove to be incorrect. The fund could underperform in comparison to other funds with a similar benchmark or similar objectives and investment strategies if the fund’s overall investment selections or strategies fail to produce the intended results.

Market risks The value of investments owned by the fund may go up or down, sometimes rapidly or unexpectedly, due to factors affecting the overall markets, or particular industries or sectors.

Interest rate risks The prices of, and the income generated by, debt instruments held by the fund may be affected by changes in interest rates. A rise in interest rates typically causes the price of a fixed rate debt instrument to fall and its yield to rise. Conversely, a decline in interest rates typically causes the price of a fixed rate debt instrument to rise and the yield to fall. Generally, funds with longer weighted average maturities and durations carry greater interest rate risk. In recent years, the U.S. and many global markets have experienced historically low interest rates. However, interest rates have begun to rise and may continue doing so, increasing the exposure of bond investors such as the fund to the risks associated with rising interest rates. While a rise in interest rates is the principal source of interest rate risk for bond funds, falling rates bring the possibility that a bond may be “called,” or redeemed before maturity, and that the proceeds may be reinvested in lower-yielding securities.

Credit risks An issuer of a debt instrument could suffer an adverse change in financial condition that results in a payment default (fail to make scheduled interest or principal payments), rating downgrade, or inability to meet a financial obligation. Economic downturns often result in reduced levels of taxes collected and revenues earned for municipalities and a municipal government’s pension or health care related obligations to its employees may exceed its available assets or income. These conditions can lessen the financial strength of a municipality and increase the credit risk of the securities it issues. The fund’s exposure to credit risk is increased to the extent the fund invests in noninvestment-grade (“junk”) bonds. Junk bonds should be considered speculative as they carry greater risk of default and erratic price swings due to adverse changes in the credit quality of the issuer.

Municipal securities risks The fund may be highly impacted by events tied to the overall municipal securities markets, which can be very volatile and significantly affected by unfavorable legislative or political developments and adverse changes in the financial conditions of municipal securities issuers and the economy. Income from municipal securities held by the fund could be declared taxable because of changes in tax laws or interpretations by taxing authorities, or noncompliant conduct of a municipality. Other changes in tax laws,

T. ROWE PRICE	4

including recent changes to individual or corporate tax rates, could alter the attractiveness and overall demand for municipal bonds. In addition, a portion of the fund’s otherwise tax-exempt dividends may be taxable to those shareholders subject to the alternative minimum tax.

Certain sectors of the municipal bond market have special risks that can impact such sectors more significantly than the market as a whole. For example: health care can be negatively impacted by rising expenses and dependency on third party reimbursements; transportation can be negatively impacted by declining revenues or unexpectedly high construction or fuel costs; utilities are subject to governmental rate regulation; and private activity bonds (including industrial development bonds) rely on project revenues and the creditworthiness of the corporate user as opposed to governmental support. Investing significantly in municipal obligations backed by revenues of similar types of industries or projects may make the fund more susceptible to developments affecting those industries and projects.

Liquidity risks The fund may not be able to sell a holding in a timely manner at a desired price. Reduced liquidity in the bond markets can result from a number of events, such as limited trading activity, reductions in bond inventory, and rapid or unexpected changes in interest rates. The secondary market for certain municipal bonds tends to be less developed and less liquid than many other bond markets. Less liquid markets could lead to greater price volatility and limit the fund’s ability to sell a holding at a suitable price.

Performance The following performance information provides some indication of the risks of investing in the fund. The fund’s performance information represents only past performance (before and after taxes) and is not necessarily an indication of future results.

The following bar chart illustrates how much returns can differ from year to year by showing calendar year returns and the best and worst calendar quarter returns during those years for the fund’s Investor Class. Returns for other share classes vary since they have different expenses.

SUMMARY	5

The following table shows the average annual total returns for the fund, and also compares the returns with the returns of a relevant broad-based market index, as well as with the returns of one or more comparative indexes that have investment characteristics similar to those of the fund.

In addition, the table shows hypothetical after-tax returns to demonstrate how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or an IRA. After-tax returns are shown only for the Investor Class and will differ for other share classes.

T. ROWE PRICE	6

Average Annual Total Returns
	Periods ended
	December 31, 2018

				Since	Inception
	1 Year	5 Years	10 Years	inception	date
Investor Class					10/29/1993
Returns before taxes	0.80%	2.93%	4.02%	—%
Returns after taxes on distributions	0.80	2.93	4.02	—
Returns after taxes on distributions and
sale of fund shares	1.48	2.87	3.83	—
I Class					03/01/2019
Returns before taxes	—	—	—	—
Advisor Class					08/08/2012
Returns before taxes	0.63	2.69	—	2.05

Bloomberg Barclays Municipal 1-15 Year Blend (1-17) Bond Index (reflects no deduction for fees, expenses, or taxes)
	1.58	3.00	3.90	2.36 [a]
Lipper Intermediate Municipal Debt Funds Average
	0.72	2.70	3.91	1.89 [b]

a Return since 8/8/12.

b Return since 7/31/12.

Updated performance information is available through troweprice.com.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price)

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Charles B. Hill	Chairman of Investment Advisory Committee	1996	1991

Purchase and Sale of Fund Shares

The fund (other than the I Class) generally requires a minimum initial investment of $25,000 and a minimum subsequent investment of $1,000 ($100 minimum for additional purchases made automatically from your bank account or paycheck). These investment minimums may be waived or modified for financial intermediaries and certain employer-sponsored retirement plans submitting orders on behalf of their customers. Advisor Class shares may generally only be purchased through a financial intermediary or retirement plan.

For investors holding shares of the fund directly with T. Rowe Price, you may purchase, redeem, or exchange fund shares by mail; by telephone (1-800-225-5132 for IRAs and nonretirement accounts; 1-800-492-7670 for small business retirement plans; and

SUMMARY	7

1-800-638-8790 for institutional investors and financial intermediaries); or, for certain accounts, by accessing your account online through troweprice.com.

If you hold shares through a financial intermediary or retirement plan, you must purchase, redeem, and exchange shares of the fund through your intermediary or retirement plan. You should check with your intermediary or retirement plan to determine the investment minimums that apply to your account.

Tax Information

The fund declares dividends daily and pays them on the first business day of each month. Any capital gains are declared and paid annually, usually in December. The fund intends to distribute tax-exempt income. However, a portion of the fund’s distributions may be subject to federal income taxes or the alternative minimum tax. A redemption or exchange of fund shares, and any capital gains distributed by the fund, may be taxable.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	F83-045 3/1/19